Putnam
California
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Perhaps the best way to look at the fiscal 1999 performance of Putnam California Tax Exempt Income Fund -- and the rest of the bond market, for that matter -- is to focus on the opportunities that should lie in the wake of the bond market's second worst year on record. Rising interest rates have pulled bond yields higher, but in so doing they have driven prices lower. The result has been subdued total returns across the board, even though your fund outperformed most other funds in investment category. Please see page 5 for Lipper rankings.

On the brighter side, municipal bonds are now yielding almost 97% as much as taxable bonds with attractive tax implications, especially for higher-income investors. David Hamlin, your fund's manager, took advantage of this situation during the fiscal year. But he was not looking only at the current income stream. He was also focusing on the attractive prices of some issues with solid credentials -- and the potentially positive effect on the portfolio that an upswing in the bond market would have.

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 17, 1999


Report from the Fund Manager

David E. Hamlin

No matter which way interest rates are trending, the management team of Putnam California Tax Exempt Income Fund works to provide you with a durable income stream, a stable dividend, and superior risk-adjusted returns. During the 12 months ended September 30, 1999, we had to adjust our strategies in response to a market environment that was almost the reverse of the preceding year's. The California market is of unusually high quality and your fund's portfolio is a large one, so the shift in our strategy has been gradual.

Total return for 12 months ended 9/30/99

     Class A           Class B           Class C           Class M
  NAV       POP     NAV      CDSC     NAV      CDSC     NAV       POP
----------------------------------------------------------------------------
 -2.01%    -6.62%  -2.65%   -7.28%   -2.96%   -3.88%   -2.31%    -5.50%
----------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


Rising interest rates during the past 12 months created a difficult market environment for bond investors generally, but they also created opportunities. As fiscal 1999 began, we had already started to shift your fund's portfolio from a relatively defensive position, with an average duration of around six years, to a more aggressive position as interest rates began to climb. By the end of this year, we had extended the average maturity to approximately eight years to lock in high yields, and we were continuing to look for opportunities to invest in higher-yielding lower-rated securities.

Meanwhile, California municipalities that had rushed to finance new projects while interest rates were low tabled plans for new issues as rates rose, diminishing supply. But demand increased in the course of the year, as investors turned to municipal bonds in search of shelter from squalls in other capital markets. This shift in the supply/demand equation continues to have a positive effect on the price of some of the bonds in your fund's portfolio. At the same time, the yield spread between lower- and higher-rated issues began to widen, making it more worthwhile to reach for higher rates from lower-rated or unrated securities.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and sewer         16.2%

Health care             11.6%

Transportation          10.0%

State G.O. bonds         8.2%

Utilities                4.6%

Footnote reads:
*Based on net assets as of 9/30/99. Holdings will vary over time.


* FUND RESTRUCTURED TO PURSUE HIGHER RETURNS

The idea of investing in a lower-rated or unrated security may sound risky, but these issues present some of the best opportunities for investors who have the time and resources to do a lot of careful research. At Putnam, we do our own evaluation of every issue that might be considered for the portfolio -- low-rated, high-rated, or not rated -- so everything your fund owns has been carefully scrutinized. Most important, every rating is subject to change, up or down.

Foothill/Eastern Transit Corridor bonds are not new to your fund's portfolio, but they illustrate the type of situation we seek. When we initially invested in the Foothill issue, there was nothing there but the need for a new road. The road was completed 14 months ahead of schedule and actual usage is ahead of projections. Our original holdings were prerefunded last spring and we invested in some of the new Foothill issues. As a result of the prerefunding, the bonds were upgraded to investment grade, setting up a win/win situation for all participants. While these holdings, as well as others discussed in this report, were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

AA/Aa -- 14.0%

A -- 4.4%

BBB/Baa -- 11.3%

BB/Ba -- 1.9%

VMIG1 -- 0.1%

B -- 1.3%

AAA/Aaa -- 67.0%

Footnote reads:
As a percentage of market value as of 9/30/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


It is also important to understand why some securities do not have ratings. First, rating agencies have a finite amount of time and resources. They cannot rate everything, and they cannot be constantly vigilant for every factor that might affect the rating, either positively or negatively. Second, some issuers elect not to be rated. Irvine Company, for example, is a premier land developer in southern California that has not pursued the rating agencies to request a rating. We have met and talked with management, performed our own credit analysis, and actually visited the sites this developer owns. We are satisfied that the company is well financed and highly disciplined. Bonds issued to fund two Irvine projects are in your fund's portfolio now and we have personally visited and evaluated both sites.

* LAND-SECURED AND HEALTH-CARE FINANCINGS PROVIDE ATTRACTIVE RETURNS

Irvine is not the only developer represented in the fund's portfolio. Land-secured financing issues are one of two types of lower-rated credits we have focused on during the year. Developers issue municipal bonds secured by land they own with the promise or expectation that housing or shopping malls will be built on the land. Income from the sale of houses or lease of space in malls is used to pay the interest on the bonds. California provides a lot of attractive opportunities in this market, but it is labor intensive for us. We personally inspect the sites and study each one's potential -- including its proximity to major roads, and businesses and the possible impact of competing developments. Among the development issues you will notice in the portfolio are special tax bonds issued to finance Northern Natomas Community Facility in Sacramento. That issue has a 5.7% coupon, which is an attractive yield, and the Sacramento area is rapidly growing with a diverse economy.


Thousands of projects are financed by just two types of bonds

Municipal bonds are the most important means of financing thousands of different public projects, but surprisingly there are only two basic types of bonds. General obligation bonds (GOs), secured by the full faith and credit of the city or town, are repaid by either a limited or an unlimited tax on property. Cities and towns usually issue general obligation bonds for school, park, or public building projects. The voters in a community must approve each issue of general obligation bonds.

Revenue bonds, on the other hand, are secured by fees derived from tolls, charges, or rents paid by the users of the facility. Highways, bridges, and water and sewage treatment plants are typical projects financed or improved by revenue bond proceeds. Industrial revenue bonds are issued through an industrial development authority to finance projects for a private user (usually a corporation), which also guarantees repayment of the principal and interest. Hospital, dormitory, airport, and housing projects are commonly financed with industrial revenue bonds.


The other area of opportunity in higher-rated securities is in the health-care area. Selectivity is crucial because hospitals are going through some difficult times as a result of legislation enacted several years ago. However, the fund holds Duarte Hospital bonds issued by the City of Hope Medical Center. Duarte Hospital is a national cancer center with a high success rate in a difficult surgical specialty. These bonds were prerefunded in 1998 and we subsequently bought bonds from the new issue. We also recently participated in a public financing for Airforce Village West, a retirement community adjacent to March Air Force Base in Riverside, California. We consider it a health-care issue, since the community offers a continuum of services, including retirement homes and assisted living.

* CALIFORNIA ECONOMY IS ROBUST AND DIVERSIFIED

A strong economy is important for municipal bond investors because the ability of municipalities to pay back their loans is based on state and local revenues. Therefore, we have been encouraged to observe that the California economy is becoming more diverse. Military cutbacks in the 1990s hurt southern California in particular, but today there is a great deal of high-technology business, and tourism and agriculture remain strong. The economic crisis in Asia, a major market for the state, proved to be a small blip on California's radar screen during the year and our current outlook is optimistic. At this point, we believe that even if interest rates were to continue to rise, slowing the economy, California would still be in solid financial shape. The state has invested in its infrastructure, has upgraded systems, and has ample reserves.


Putnam California Tax Exempt Income Fund's class A shares were ranked in the top 25% by Lipper for the one-year period ended September 30, 1999. The fund ranked 20 out of 98 California municipal bond funds ranked.

Past performance is not indicative of future results. For the 5- and 10-year periods ended 9/30/99, the fund ranked 32 out of 66 (48%) and 15 out of 32 (46%), respectively. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary.


Even if interest rates increase further, we believe we have insulated the fund by increasing its emphasis on lower-rated issues and extending maturities. As always, however, we have relied on our credit analysis and fundamental research to focus your fund's investments to select the strongest opportunities.

Although the Federal Reserve Board did not raise rates in October, it has declared a bias toward tightening rates at the first signs that inflation may be rekindled. Even so, we believe this bias is already reflected in bond prices, which should clear the way for a calmer market. We believe we have put last year's difficulties to work successfully for Putnam California Tax Exempt Income Fund's shareholders in the coming year. Our efforts to boost yield by extending maturities and investments in situations that our research indicates are well-financed projects with strong potential should reward shareholders in fiscal 2000 and beyond.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking high current income free from federal and California income taxes, consistent with capital preservation.




TOTAL RETURN FOR PERIODS ENDED 9/30/99

                         Class A            Class B           Class C            Class M
(inception dates)       (4/29/83)          (1/4/93)          (7/26/99)          (2/14/95)
                      NAV       POP      NAV     CDSC      NAV      CDSC      NAV       POP
---------------------------------------------------------------------------------------------
1 year               -2.01%    -6.62%   -2.65%  -7.28%    -2.96%   -3.88%    -2.31%    -5.50%
---------------------------------------------------------------------------------------------
5 years              34.96     28.60    30.61   28.61     29.40    29.40     32.62     28.35
Annual average        6.18      5.16     5.49    5.16      5.29     5.29      5.81      5.12
---------------------------------------------------------------------------------------------
10 years             94.57     85.32    80.25   80.25     79.18    79.18     87.20     81.10
Annual average        6.88      6.36     6.07    6.07      6.01     6.01      6.47      6.12
---------------------------------------------------------------------------------------------
Life of fund        257.08    240.11   213.21  213.21    212.17   212.17    232.66    221.84
Annual average        8.06      7.74     7.20    7.20      7.18     7.18      7.59      7.38
---------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/99

                               Lehman Brothers
                                  Municipal              Consumer
                                  Bond Index           price index
-------------------------------------------------------------------------
1 year                              0.70%                  2.75%
-------------------------------------------------------------------------
5 years                            38.78                  12.38
Annual average                      6.77                   2.36
-------------------------------------------------------------------------
10 years                          103.85                  34.32
Annual average                      7.38                   2.99
-------------------------------------------------------------------------
Life of fund                      280.51                  70.28
Annual average                      8.48                   3.30
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year
(where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/89

                                   Lehman Brothers
                   Fund's class A   Municipal Bond     Consumer price
Date                shares at POP       Index              index

9/30/89                9,525            10,000             10,000
9/30/90               10,073            10,680             10,616
9/30/91               11,353            12,088             10,976
9/30/92               12,543            13,351             11,304
9/30/93               14,188            15,053             11,608
9/30/94               13,733            14,689             11,952
9/30/95               15,115            16,333             12,256
9/30/96               16,145            17,320             12,624
9/30/97               17,552            18,884             12,896
9/30/98               18,911            20,529             13,072
9/30/99              $18,532           $20,385            $13,432

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,025 and $17,918, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,720 ($18,110 at public offering price).





PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/99

                             Class A       Class B        Class C        Class M
--------------------------------------------------------------------------------------
Distributions (number)         12            12              3             12
--------------------------------------------------------------------------------------
Income                     $0.424433     $0.367911       $0.065590     $0.397783
--------------------------------------------------------------------------------------
Capital gains1
 Long-term                  0.040100      0.040100              --      0.040100
--------------------------------------------------------------------------------------
 Short-term                 0.006900      0.006900              --      0.006900
--------------------------------------------------------------------------------------
 Total                     $0.471433     $0.414911       $0.065590     $0.444783
--------------------------------------------------------------------------------------
Share value:              NAV     POP        NAV             NAV      NAV      POP
--------------------------------------------------------------------------------------
9/30/98                   $8.89   $9.33    $8.88         $   --       $8.88    $9.18
--------------------------------------------------------------------------------------
7/26/99*                     --      --       --           8.47          --       --
--------------------------------------------------------------------------------------
9/30/99                    8.25    8.66     8.24           8.26        8.24     8.52
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate2     5.13%   4.89%    4.48%          4.32%       4.86%    4.70%
--------------------------------------------------------------------------------------
Taxable equivalent3        9.36    8.93     8.18           7.89        8.87     8.58
--------------------------------------------------------------------------------------
Current 30-day SEC yield4  4.68    4.46     4.03           3.78        4.39     4.24
--------------------------------------------------------------------------------------
Taxable equivalent3        8.54    8.14     7.36           6.90        8.01     7.74
--------------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes.
 For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

*Inception date of Class C shares.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

  You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

  The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

  New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended September 30, 1999

The Board of Trustees and Shareholders of
Putnam California Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1998 and the financial highlights for each of the years or periods in the four-year period ended September 30, 1998 were audited by other auditors whose report dated November 11, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 1999, the results of its operations, changes in its net assets and financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.

                                                                  KPMG LLP
Boston, Massachusetts
November 10, 1999



The fund's portfolio
September 30, 1999


KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FHA Insd.             -- Federal Housing Administration Insured
FNMA Coll.            -- Federal National Mortgage Association Collateralized
FRB                   -- Floating Rate Bond
FSA                   -- Financial Security Assurance
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
IF COP                -- Inverse Floating Rate Certificate of Participation
LOC                   -- Letter of Credit
MBIA                  -- Municipal Bond Investors Assurance Corporation
VRDN                  -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
California (97.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
                     Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
     $    9,500,000    5 1/4s, 10/1/21                                                          Aaa         $    9,036,875
         10,195,000    5 1/8s, 10/1/14                                                          Aaa              9,940,125
         21,425,000    4 3/4s, 10/1/25                                                          Aaa             18,345,156
         16,000,000  Anaheim, IF COP, MBIA, 8.87s, 7/16/23                                      Aaa             17,120,000
         24,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA, 9.242s, 12/28/18                       Aaa             27,150,000
         10,000,000  Anaheim, Pub. Fin. Auth. Rev. Bonds
                       (Pub. Improvements), Ser. A, FSA, 5s, 3/1/37                             Aaa              8,800,000
         30,275,000  Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates Med. Ctr.),
                       Ser. A, 6.55s, 12/1/22                                                   A2              33,037,594
                     Brentwood, Infrastructure Auth. Rev. Bonds, Ser. 94-1
          5,965,000    5 5/8s, 9/2/29                                                           BB/P             5,472,888
          2,485,000    5.6s, 9/2/19                                                             BB/P             2,317,263
         20,000,000  CA Edl. Fac. Auth. Rev. Bonds (U. of Southern CA),
                       Ser. C, 5 1/8s, 10/1/28                                                  AA              18,250,000
                     CA Hlth. Fac. Auth. Rev. Bonds
          9,000,000    (CedarKnoll), Ser. B, 7 1/2s, 8/1/20                                     A+/P             9,462,060
         21,000,000    (Catholic Healthcare West.), Ser. A,
                       AMBAC, 5s, 7/1/21                                                        Aaa             19,031,250
         12,500,000    (INSD-Sutter Hlth.), Ser. A, 5.35s, 8/15/28                              Aaa             11,796,875
         35,385,000  CA Hlth. Fac. Fin. Auth. IFB, Ser. B, MBIA,
                       4.625s, 7/1/14                                                           Aaa             33,350,363
         14,200,000  CA Housing Fin. Agcy. IFB, FHA Insd., 8.945s, 8/1/23                       Aa2             15,566,750
          3,250,000  CA Poll. Control Fin. Auth. Rev. Bonds
                       (Southern CA Edison Co.), Ser. C, MBIA,
                       5.55s, 9/1/31                                                            Aaa              3,099,688
         10,290,000  CA Poll. Control Fin. Auth. Solid Waste Disp.
                       Rev. Bonds (Keller Canyon Landfill Co.),
                       6 7/8s, 11/1/27                                                          BB-             10,508,663
         37,685,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
                       (Jt. Pwrs. Agcy.), Ser. B, MBIA, 8.1s, 3/1/18                            Aaa             38,150,410
                     CA State G.O. Bonds
         37,100,000    FRB, 8.751s, 9/1/12 (acquired 7/11/96,
                       cost $36,543,500) (RES)                                                  AA-             44,149,000
         10,000,000    AMBAC, 6 1/2s, 9/1/06                                                    Aaa             11,200,000
         24,365,000    6s, 2/1/10                                                               AA-             26,436,025
         16,365,000    6s, 10/1/08                                                              AA-             17,878,763
         14,700,000    6s, 2/1/08                                                               AA-             15,986,250
         16,545,000    AMBAC, 5 1/2s, 4/1/11                                                    AA-             17,186,119
         10,000,000    (Veterans), Ser. BH, 5.4s, 12/1/14                                       AA-              9,800,000
         10,000,000    (Veterans), Ser. BH, 5.35s, 12/1/13                                      AA-              9,837,500
         10,000,000    (Veterans), Ser. BH, 5 1/4s, 12/1/12                                     Aaa              9,837,500
         10,000,000    4 3/4s, 2/1/29                                                           Aaa              8,475,000
         20,800,000    Ser. 33, MBIA, zero %, 10/1/11                                           AAA             11,102,000
         60,000,000    Ser. 27, MBIA, zero %, 9/1/11                                            A1              32,175,000
         25,500,000  CA State Rev. Bonds, FGIC, 8s, 11/1/07                                     Aaa             30,313,125
         24,200,000  CA State Dept. Wtr. Resources IFB (Central Valley),
                       10.122s, 12/1/12 (acquired 11/27/92,
                       cost $2,198,104) (RES)                                                   Aa2             32,276,750
         25,000,000  CA State Dept. Wtr. Resources Rev. Bonds, Ser. O,
                       MBIA, 4 3/4s, 12/1/29                                                    Aaa             21,156,250
                     CA State Pub. Wks. Board Lease Rev. Bonds
          7,205,000    (CA Cmnty. Colleges), Ser. A, 5 1/2s, 12/1/09                            A1               7,538,231
          6,000,000    (Regents U. CA), Ser. A, 5 1/4s, 12/1/09                                 Aa3              6,202,500
          6,000,000    (Regents U. CA), Ser. A, 5 1/4s, 12/1/07                                 Aa3              6,285,000
          6,555,000    (Libr. & Courts Annex), Ser. A, 5s, 5/1/18                               A1               5,997,825
                     CA State Pub. Wks. Board Lease Rev. Bonds
         20,690,000    (U. of CA), Ser. A, 7s, 9/1/15 (acquired 10/25/90,
                       cost $19,800,107) (RES)                                                  Aaa             21,745,397
         24,000,000    (Dept. of Corrections-State Prisons),
                       Ser. A, 7s, 9/1/09                                                       Aaa             25,224,240
         28,000,000    (Dept. of Corrections-State Prisons), Ser. A,
                       MBIA, 6 1/2s, 9/1/17                                                     Aaa             31,255,000
         59,000,000    (Dept. of Corrections-State Prisons), Ser. A,
                       6.43s, 9/1/19                                                            Aaa             62,466,250
         10,105,000    Ser. A, AMBAC, 5.8s, 1/1/13 (SEG)                                        Aaa             10,534,463
         33,500,000    (Dept. of Corrections-State Prisons), Ser. A,
                       AMBAC, 5s, 12/1/19                                                       Aaa             30,736,250
         18,000,000  CA State U. IFB, AMBAC, 8.443s, 11/1/21
                       (acquired 3/2/92, cost $19,013,580) (RES)                                Aaa             19,889,280
                     CA Statewide Cmnty. Dev. Auth. COP
         15,000,000    (The Internext Group), 5 3/8s, 4/1/30                                    BBB             13,293,750
         10,000,000    (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21                                  Aaa              8,675,000
                     CA Statewide Cmnty. Dev. Auth. Multi-Fam.
                       Rev. Bonds
          5,000,000    (Equity Res. Hsg.), Ser. B, 5.2s, 12/1/29                                A3               4,906,250
          6,000,000    (Archstone/Pelican Hsg.), 5.3s, 6/1/29                                   BBB+             5,925,000
                     CA Statewide Cmntys. Dev. Auth. Apt. Dev.
                       Rev. Bonds (Irvine Apt. Cmntys.)
         12,500,000    Ser. A-4, 5 1/4s, 5/15/25                                                Baa2            11,921,875
         20,000,000    Ser. A-3, 5.1s, 5/15/25                                                  Baa2            19,100,000
          8,000,000  Capistrano, U. School Dist. Cmnty. Fac. Special
                       Tax Bonds (Ladera), 5 3/4s, 9/1/29                                       BB-/P            7,570,000
         14,000,000  Castaic Lake, Wtr. Agcy. COP (Wtr. Syst. Impt.),
                       MBIA, 7 1/8s, 8/1/16                                                     Aaa             14,688,380
         32,000,000  Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
                       5 3/4s, 8/1/22                                                           Aaa             32,400,000
          4,425,000  Chula Vista Special Tax Bonds (Cmnty. Facs.
                       Dist. No. 97-3), 6.05s, 9/1/29                                           AAA              4,325,438
                     Commerce Redev. Agcy. Rev. Bonds (No. 1), Ser. 91-A
          8,845,000    7 1/4s, 8/1/21                                                           BBB-             9,530,488
         68,280,000    zero %, 8/1/21                                                           BBB-            17,752,800
         12,000,000  Contra Costa Cnty., COP (Merrrithew
                       Memorial Hosp.), MBIA, 5 3/8s, 11/1/17                                   Aaa             11,715,000
                     Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G
         36,915,000    MBIA, 5s, 10/1/26                                                        Aaa             33,038,925
         41,500,000    MBIA, 5s, 10/1/24                                                        Aaa             37,401,875
         35,000,000  Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                       MBIA, zero %, 9/1/17                                                     Aaa             12,031,250
         10,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B,
                       9 1/2s, 7/1/20 (acquired 10/23/92,
                       cost $10,000,000) (RES)                                                  B-/P            10,000,000
         19,000,000  Delano, COP (Delano Regl. Med. Ctr.),
                       5.6s, 1/1/26                                                             BBB-            17,266,250
                     Duarte, COP
         15,000,000    (City of Hope Med. Ctr.), 6 1/8s, 4/1/13                                 AAA             16,237,500
         15,000,000    Ser. A, 5 1/4s, 4/1/31                                                   BBB+            13,125,000
          7,500,000    Ser. A, 5 1/4s, 4/1/24                                                   BBB              6,693,750
         31,650,000  East Bay, Muni. Util. Rev. Bonds, MBIA, 4 3/4s, 6/1/28                     Aaa             26,862,938
         23,850,000  East Bay, Muni. Util. Dist. Rev. Bonds (Wastewater
                       Treatment), FGIC, 4 3/4s, 6/1/21                                         Aaa             20,838,938
         10,725,000  El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
                       6 1/4s, 8/15/17                                                          Aaa             11,045,570
                     Foothill/Eastern Trans. Corridor Agcy.
                       (CA Toll Roads) Rev. Bonds
         34,150,000    Ser. A, 6 1/2s, 1/1/32                                                   Baa3            38,034,563
         38,875,000    Ser. A, 6s, 1/1/34                                                       Baa3            42,130,781
         19,000,000    5 3/4s, 1/15/40                                                          BBB-            18,145,000
          7,850,000    MBIA, 5 1/2s, 1/15/09                                                    AAA              8,242,500
          8,945,000    MBIA, 5 1/2s, 1/15/08                                                    AAA              9,448,156
          5,000,000    MBIA, 5 3/8s, 1/15/14                                                    AAA              5,000,000
         31,945,000    Ser. A, 5s, 1/1/35                                                       Baa3            27,832,081
         11,460,000  Fresno, Unified Sch. Dist. COP, 7 1/4s, 3/1/07                             A3              12,104,625
                     Irvine, Impt. Special Assmnt. Bonds
          2,750,000    (Assmt. Dist. No. 97-17), 6s, 9/2/23                                     BB/P             2,698,438
          1,000,000    (Assmt. Dist. No. 94-13), 6s, 9/2/22                                     BB/P               971,250
          2,000,000    (Assmt. Dist. No. 94-13), 5 7/8s, 9/2/17                                 BB/P             1,942,500
          5,000,000    (Assmt. Dist. No. 97-17), 5 7/8s, 9/2/17                                 BB/P             4,906,250
         10,510,000  Kern, High School Dist. G.O. Bonds, Ser. 14,
                       MBIA, 9.184s, 2/1/13 (acquired 6/29/98,
                       cost $14,124,599) (RES)                                                  Aaa             12,454,350
                     Los Angeles Cnty., CA Pub. Wks. Fin. Auth.
                       Rev Bonds, Ser. A, AMBAC
          7,000,000    5 1/2s, 10/1/10                                                          Aaa              7,297,500
          8,000,000    5 1/2s, 10/1/09                                                          Aaa              8,410,000
          9,000,000    5 1/2s, 10/1/08                                                          Aaa              9,540,000
                     Los Angeles Cnty., Metro. Trans. Auth.
                       Sales Tax Rev. Bonds
         12,150,000    Ser. A, (2nd Ser.), AMBAC, 5s, 7/1/25                                    Aaa             10,919,813
          6,765,000    Ser. A, (1st Tier-Prop A), FSA, 5s, 7/1/15                               Aaa              6,443,663
          8,000,000  Los Angeles Cnty., Metropolitan Trans. Auth.
                       Rev. Bonds, Ser. B, FSA, 4 3/4s, 7/1/28                                  Aaa              6,790,000
         15,235,000  Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
                       Ser. A, MBIA, 5 3/4s, 9/1/07                                             Aaa             16,434,756
         13,000,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                       Rev. Bonds (Capital), Ser. A, MBIA, 5s, 10/1/23                          Aaa             11,748,750
         21,530,000  Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                       Gen Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                                 Aaa             22,606,500
                     Los Angeles, Convention & Exhibition Ctr.
                       Auth. Lease
         37,465,000    COP, 9s, 12/1/20                                                         Aaa             46,690,756
         19,300,000    IFB, MBIA, 7.101s, 8/15/18 (acquired 9/15/94,
                       cost $21,610,242) (RES)                                                  Aaa             18,335,000
                     Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
          5,605,000    (Waterworks), 7s, 2/15/22                                                AA               5,724,499
         51,200,000    (Electric Plant), Ser. Issue II, 6.8s, 6/1/31                            Aa3             54,208,000
         38,205,000    (Electric Plant), Ser. Issue II, 6 3/4s, 12/15/29                        Aa3             39,166,620
         25,000,000  Los Angeles, Harbor Dept. Rev. Bonds, 7.6s, 10/1/18                        AAA             30,224,250
         15,715,000  Los Angeles, Metro. Trans. Auth. Sales Tax Rev.
                       Bonds, Ser. A, AMBAC, 5 1/2s, 7/1/08                                     Aaa             16,638,256
         26,235,000  Los Angeles, Pension Auth. COP, Ser. A, MBIA,
                       6.9s, 6/30/08                                                            Aaa             30,203,044
                     Los Angeles, Uni. School Dist. G.O. Bonds,
                       Ser. B, FGIC
          6,380,000    5 3/8s, 7/1/14                                                           Aaa              6,380,000
          7,455,000    5 3/8s, 7/1/13                                                           Aaa              7,520,231
          5,500,000    5 3/8s, 7/1/12                                                           Aaa              5,596,250
          8,785,000    5 3/8s, 7/1/11                                                           Aaa              9,015,606
         34,700,000  Los Angeles, Wastewater Syst. IFB, 9.08s, 6/1/19
                       (acquired 12/4/97, cost $34,083,081) (RES)                               Aaa             40,121,875
                     Los Angeles, Wastewater Syst. Rev. Bonds
         17,150,000    Ser. B, 7.15s, 6/1/20                                                    AAA/P           17,895,511
         20,105,000    Ser. A, 7s, 2/1/20                                                       AAA             20,729,461
                     Metropolitan Wtr. Dist G.O. Bonds
          4,000,000    Ser. A, 5 1/4s, 3/1/14                                                   Aaa              3,980,000
          2,500,000    Ser. A, 5 1/4s, 3/1/13                                                   Aaa              2,509,375
         20,000,000  Metropolitan Wtr. Dist. IFB (Southern CA
                       Waterwks.), 6.905s, 8/10/18                                              Aa2             21,025,000
                     Metropolitan Wtr. Dist. Rev. Bonds
         22,600,000    (Southern California Waterwks.), 5.95s, 8/5/22                           Aa2             24,069,000
         10,000,000    Ser. A, 5 1/2s, 7/1/10                                                   Aa2             10,437,500
         26,255,000    (Southern CA Waterwks.), Ser. C, 5s, 7/1/27                              Aa2             23,465,406
         33,445,000    Ser. A., 5s, 7/1/26                                                      Aa2             29,933,275
         15,000,000    (Southern CA Waterwks.), Ser. B, MBIA,
                       4 3/4s, 7/1/21                                                           Aaa             13,106,250
          8,275,000  Modesto, Dist. Fin. Auth. Rev. Bonds, Ser. A, MBIA,
                       5 3/4s, 10/1/10                                                          Aaa              8,781,844
         10,350,000  Modesto, Irr Dist. Fin. Auth. Rev. Bonds (Domestic
                       Wtr. Project), Ser. D, AMBAC, 4 3/4s, 9/1/22                             Aaa              8,978,625
         16,600,000  Mount Diablo, Hosp. Dist. Rev. Bonds, Ser. A,
                       AMBAC, 5s, 12/1/13                                                       Aaa             16,081,250
                     Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA
          4,945,000    9.446s, 8/1/25                                                           Aaa              5,668,206
          6,265,000    9.446s, 8/1/25, Prefunded                                                Aaa              7,283,063
                     Northern CA Pwr. Agcy. Multi. Cap. Fac. Rev. Bonds IF
          4,770,000    9.877s, 8/1/17                                                           Aaa              5,467,613
          3,620,000    9.877s, 8/1/17, Prerefunded                                              Aaa              4,208,250
                     Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds, Ser. A,
                       AMBAC
          3,925,000    5.8s, 7/1/09                                                             Aaa              4,194,844
          7,720,000    5.8s, 7/1/09, Unrefunded                                                 Aaa              8,279,700
                     Northern CA Pwr. Agcy. Rev. Bonds (Hydroelectric),
                       Ser. A, MBIA
          5,780,000    5 1/4s, 7/1/12                                                           Aaa              5,823,350
          5,440,000    5 1/4s, 7/1/11                                                           Aaa              5,521,600
                     Oakland CA, Bldg., Auth. Rev. Bonds, AMBAC
          6,540,000    5 1/2s, 4/1/13                                                           Aaa              6,662,625
          6,295,000    5 1/2s, 4/1/12                                                           Aaa              6,468,113
         14,800,000  Oakland, Redev. Agcy. Rev. Bonds, MBIA, 5.95s, 9/1/19                      Aaa             15,225,500
                     Orange Cnty., COP, Ser. A,MBIA
         14,520,000    6s, 7/1/26                                                               Aaa             14,973,750
         25,285,000    6s, 7/1/07                                                               Aaa             27,655,469
          1,600,000  Orange Cnty., Apt. Dev. VRDN (Harbor Pointe),
                       Ser. D, 3.7s, 12/1/06                                                    VMIG1            1,600,000
                     Orange Cnty., Local Trans. Auth. Rev. Bonds,
                       Ser. A. MBIA
          5,000,000    5 1/2s, 2/15/09                                                          Aaa              5,256,250
          8,000,000    5 1/2s, 2/15/08                                                          Aaa              8,450,000
          7,845,000    5 1/2s, 2/15/07                                                          Aaa              8,305,894
                     Orange Cnty., Trans. Auth. Sales Tax Rev. Bonds,
                       Ser. A
         11,445,000    5.7s, 2/15/11                                                            Aaa             12,074,475
         11,700,000    5.7s, 2/15/10                                                            Aaa             12,416,625
         13,960,000    5.7s, 2/15/09                                                            Aaa             14,867,400
          8,210,000    5.7s, 2/15/08                                                            Aaa              8,784,700
         16,830,000  Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                          AA              15,567,750
         12,840,000  Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Cent. City Revitalization), Ser. A, 6 1/2s, 9/1/16                      BBB             13,193,100
         31,850,000  Palm Desert, Fin. Auth. Tax Alloc. IFB, MBIA,
                       6.368s, 4/1/22                                                           Aaa             34,477,625
         24,855,000  Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14                          Aaa             25,289,963
                     Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
          5,395,000    6 3/4s, 9/2/17                                                           BBB/P            5,570,338
          8,330,000    6.6s, 9/2/08                                                             BBB/P            8,694,438
          4,505,000    6 1/2s, 9/2/04                                                           BBB/P            4,775,300
          5,620,000    6 1/8s, 9/2/02                                                           BBB/P            5,823,725
         10,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. CC, MBIA,
                       5 1/2s, 7/1/08                                                           Aaa             10,525,000
         44,000,000  Rancho Cucamonga, Wtr. Dist. Fin. Auth.
                       Rev. Bonds, AMBAC, 6.427s, 8/17/21                                       Aaa             46,475,000
         10,400,000  Redding, Elec. Syst. Rev. Bonds, MBIA,
                       10.018s, 7/8/22                                                          Aaa             12,103,000
          8,000,000  Redlands, Redev. Agcy. Tax Alloc. Bonds, Ser. A,
                       MBIA, 4 3/4s, 8/1/21                                                     Aaa              6,980,000
          1,600,000  Riverside Cnty., Hsg. Auth. Multi-Fam. Rev. Bonds
                       VRDN (Mtn. View Apts.), Ser. A, 3.7s, 8/1/25                             A-1+             1,600,000
         11,795,000  Riverside Cnty., Pub. Fin. Auth. Impt. Special
                       Assmt. Bonds (Rancho Village), Ser. B,
                       6 1/4s, 9/2/13                                                           BBB             11,514,869
          4,250,000  Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29                        BBB-             4,058,750
          5,000,000  Sacramento, Special Tax Bonds (Northern Natomas
                       Cmnty. Fac.), Ser. 4-A, 5.7s, 9/1/23                                     BB/P             4,731,250
         12,725,000  Sacramento, City Fin. Auth. Lease Rev. Bonds, Ser. A,
                       AMBAC, 5 3/8s, 11/1/14                                                   Aaa             12,788,625
                     Sacramento, Muni. Util. Dist. Elec.
         27,000,000    IFB, FGIC, 9.477s, 8/15/18                                               Aaa             29,261,250
         12,000,000    Rev. Bonds, Ser. A, MBIA, 6 1/4s, 8/15/10                                Aaa             13,260,000
                     San Diego Cnty., COP
          4,000,000    (Burnham Institute), 6 1/4s, 9/1/29                                      Baa3             4,035,000
         15,800,000    AMBAC, 5 1/4s, 9/1/06                                                    Aaa             16,274,000
         10,000,000    (Downtown Courthouse), AMBAC, 4 1/2s, 5/1/23                             Aaa              8,312,500
         21,400,000  San Diego Cnty., IF COP, MBIA, 8.02s, 11/18/19                             Aaa             22,256,000
                     San Diego Cnty., Wtr. Auth. COP, Ser. A
          5,000,000    5 3/4s, 5/1/11                                                           Aa3              5,306,250
          9,500,000    5 1/4s, 5/1/07                                                           Aa3              9,927,500
         12,000,000    FGIC, 5s, 5/1/14                                                         Aaa             11,550,000
                     San Diego Cnty., Wtr. Auth. IF COP
         20,000,000    Ser. 91-B, MBIA, 8.63s, 4/8/21                                           Aaa             24,425,000
         28,350,000    Ser. B, MBIA, 8.63s, 4/21/11                                             Aaa             34,338,938
          1,400,000  San Diego, Single Fam. Mtge. Rev. Bonds
                       zero%, 8/1/16                                                            A3                 281,750
         32,770,000  San Diego, Conv. Ctr. Expansion Fin. Auth. Lease
                       Rev. Bonds, Ser. A, 4 3/4s, 4/1/28                                       Aaa             27,854,500
         15,350,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                       FGIC, 5s, 5/15/25                                                        Aaa             13,795,813
                     San Diego, Regl. Bldg. Auth. Lease COP, MBIA
         11,000,000    6.9s, 5/1/23                                                             Aaa             11,013,750
         14,100,000    6.85s, 5/1/13                                                            Aaa             14,364,375
         10,000,000  San Diego, Wtr. Util. Rev. Bonds, FGIC, 4 3/4s, 8/1/28                     Aaa              8,487,500
                     San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt.
                       Rev. Bonds, Ser. 22
          3,670,000    AMBAC, 5 1/4s, 5/1/13                                                    Aaa              3,601,188
          3,490,000    AMBAC, 5 1/4s, 5/1/12                                                    Aaa              3,459,463
          3,315,000    AMBAC, 5 1/4s, 5/1/11                                                    Aaa              3,315,000
         15,000,000    FSA, 4 3/4s, 5/1/29                                                      AAA             12,712,500
         32,300,000  San Francisco, City & Cnty. G.O. Bonds, Ser. 1,
                       FGIC, 5 3/4s, 6/15/07                                                    Aaa             34,803,250
         10,000,000  San Francisco, Rapid Transit Dist. Sales Tax Rev.
                       Bonds, 5 1/2s, 7/1/09                                                    Aa3             10,525,000
         10,000,000  San Francisco, State Bldg. Auth. Lease Rev. Bonds
                       (San Francisco Civic Ctr. Complex), Ser. A,
                       AMBAC, 5 1/4s, 12/1/21                                                   Aaa              9,512,500
                     San Joaquin Cnty., COP (General Hosp.)
          5,790,000    5 1/4s, 9/1/14                                                           Aaa              5,688,675
          5,040,000    5 1/4s, 9/1/13                                                           Aaa              5,008,500
          5,250,000    5 1/4s, 9/1/12                                                           Aaa              5,269,688
                     San Joaquin Hills, Trans. Corridor Agcy.
                       Toll Rd. Rev. Bonds
         34,125,000    5s, 1/1/33                                                               Baa3            29,219,531
         77,825,000    Sr. Lien, 6 3/4s, 1/1/32                                                 Aaa             85,412,938
         10,000,000    Ser. A, MBIA, 5 1/4s, 1/15/30                                            Aaa              9,325,000
          8,000,000  San Jose, Multi-Fam. Hsg. Rev. Bonds
                       (Gardens Apts.), Ser. A, FNMA Coll., 5s, 1/1/32                          AAA              7,590,000
         29,100,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Merged Area Redev), MBIA, 4 3/4s, 8/1/24                                Aaa             25,026,000
                     San Marcos, Pub. Fac. Auth. Rev. Bonds
          3,000,000    5.8s, 9/1/27                                                             BB-/P            2,816,250
          1,635,000    5.8s, 9/1/18                                                             BB-/P            1,563,469
          3,000,000    5 1/2s, 9/1/10                                                           BB-/P            2,876,250
         40,000,000  San Mateo Cnty., Jt. Pwr. Fin. Auth. Rev. Bonds,
                       FSA, 5 3/4s, 7/15/29                                                     Aaa             42,750,000
          5,000,000  Santa Ana, COP (City Hall Expansion), FSA,
                       4.7s, 1/1/28                                                             Aaa              4,212,500
         35,600,000  Santa Clara, Wtr. Dist. Rev. Bonds, FGIC,
                       5 3/4s, 2/1/15                                                           Aaa             36,757,000
          7,525,000  Sierra View, Health Care Dist. Rev. Bonds LOC,
                       5.4s, 7/1/22                                                             BBB-             6,697,250
         45,200,000  South Orange Cnty., Pub. Fin. Auth. Rev. Bonds,
                       FGIC, 5 1/2s, 8/15/15                                                    Aaa             46,104,000
                     Southern CA Pub. Pwr. Auth. Rev. Bonds
          5,465,000    (Southern transmission), Ser. A, MBIA,
                       5 1/4s, 7/1/11                                                           Aaa              5,546,975
         42,690,000    (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20                           Aaa             38,154,188
          3,000,000  Stockton, Cmnty. Fac. Dist. Spl. Tax. Rev. Bonds
                       (Mello Roos-Weston Ranch), Ser. A, 5.8s, 9/1/14                          BB+/P            2,921,250
                     Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                       Rev. Bonds (No. 94-1)
         21,775,000    6 7/8s, 9/1/24 (acquired 5/20/96,
                       cost $20,629,226) (RES)                                                  B/P             22,346,594
         33,000,000    zero %, 9/1/14 (acquired 3/2/95, cost
                       $7,339,860) (RES)                                                        B/P             12,127,500
         39,727,000  U. of CA Rev. Bonds (UCSD Med. Ctr.
                       Satellite Med. Fac.), 7.9s, 12/1/19                                      A-/P            40,658,995
         59,400,000  U. of CA Hosp. IFB, 6.744s, 9/1/16                                         Aaa             64,597,500
         10,195,000  U. of CA Hosp. Med. Center Rev. Bonds,
                       AMBAC, 5.7s, 7/1/11                                                      Aaa             10,641,031
         10,000,000  Vallejo, COP (Marine World Foundation),
                       7.2s, 2/1/26                                                             BB+/P           10,800,000
         36,945,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BBB-            37,776,250
          6,885,000  Valley Hlth. Syst. Hosp. Rev. Bonds, Ser. A,
                       6 1/2s, 5/15/15                                                          BBB-             6,979,667
                                                                                                            --------------
                                                                                                             3,292,280,203

Puerto Rico (1.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
          9,010,000  Cnmwlth. of PR, G.O. Bonds, MBIA, 5 3/4s, 7/1/11                           AAA/P            9,606,913
                     Cmnwlth. of PR, Pub. Impt. G.O. Bonds, FSA
          8,500,000    5 1/2s, 7/1/11                                                           Aaa              8,871,875
          5,000,000    5 1/2s, 7/1/10                                                           Aaa              5,250,000
          7,215,000    5 1/2s, 7/1/09                                                           Aaa              7,575,750
         10,000,000  Cmnwlth. of PR, Infrastructrure Fin. Auth. Rev.
                       Bonds, Ser. A, AMBAC, 5 1/2s, 7/1/08                                     Aaa             10,525,000
         10,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. AA, MBIA,
                       5 3/8s, 7/1/27                                                           Aaa              9,612,500
                                                                                                            --------------
                                                                                                                51,442,038
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,198,761,714) (b)                                            $3,343,722,241
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,387,405,775.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      September 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $3,200,539,749, resulting in gross unrealized appreciation and depreciation of $198,734,683 and $55,552,191, respectively, or net unrealized appreciation of $143,182,492.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      September 30, 1999 was $154,771,905 or 4.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at September 30, 1999.

      The fund had the following industry group concentrations greater than 10% at September 30, 1999 (as a percentage of net assets):

          Water and sewer         16.2%
          Health care             11.6
          Transportation          10.0

      The fund had the following insurance concentrations greater than 10% at September 30,1999 (as a percentage of net assets):

          MBIA                    25.5%
          AMBAC                   12.6


-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1999

                                       Aggregate Face  Expiration   Unrealized
                         Total Value       Value          Date     Appreciation
-------------------------------------------------------------------------------
Muni Bond
Index (Long)             $18,750,969    $18,700,580      Dec-99      $50,389
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,198,761,714) (Note 1)                                        $3,343,722,241
-----------------------------------------------------------------------------------------------
Cash                                                                                    461,056
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       44,964,671
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       16,059,900
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,754,020
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          88,719
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,407,050,607

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 7,482,716
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            5,903,007
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          3,924,402
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              296,876
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            46,563
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7,618
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,870,833
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  112,817
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    19,644,832
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,387,405,775

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,268,236,104
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          4,129,933
-----------------------------------------------------------------------------------------------
Distributions in excess of net realized gains on investments (Note 1)               (29,971,178)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          145,010,916
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,387,405,775

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,754,624,011 divided by 333,852,637 shares)                                            $8.25
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.25)*                                    $8.66
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($616,446,261 divided by 74,788,839 shares)**                                             $8.24
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,017,510 divided by 123,167 shares)**                                                  $8.26
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,317,993 divided by 1,858,756 shares)                                                 $8.24
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.24)***                                  $8.52
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1999
Tax exempt interest income:                                                        $203,614,592
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     16,251,531
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,433,636
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        49,335
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         30,102
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 5,921,778
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 5,502,229
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       574
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    85,730
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  75,120
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 32,580
-----------------------------------------------------------------------------------------------
Legal                                                                                    60,752
-----------------------------------------------------------------------------------------------
Postage                                                                                 148,450
-----------------------------------------------------------------------------------------------
Other                                                                                   558,232
-----------------------------------------------------------------------------------------------
Total expenses                                                                       32,150,124
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (242,028)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         31,908,096
-----------------------------------------------------------------------------------------------
Net investment income                                                               171,706,496
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      9,520,434
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (230,378)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year             (254,103,995)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (244,813,939)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(73,107,443)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  171,706,496  $  182,145,593
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                      9,290,056       9,253,987
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                          (254,103,995)     80,739,975
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (73,107,443)    272,139,555
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (145,190,669)   (151,806,061)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (27,516,818)    (25,903,310)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (2,056)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (810,742)       (631,945)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (16,229,723)    (14,439,035)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (3,456,456)     (2,752,005)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (84,929)        (60,933)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                   (76,044,936)    (21,698,752)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (342,443,772)     54,847,514

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 3,729,849,547   3,675,002,033
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,129,933 and $9,723,882, respectively)                               $3,387,405,775  $3,729,849,547
---------------------------------------------------------------------------------------------------------------




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.89            $8.71            $8.46            $8.37            $8.09
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .42(c)           .44(c)           .44              .47              .48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.59)             .21              .28              .09              .31
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.17)             .65              .72              .56              .79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.43)            (.45)            (.47)            (.48)(d)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.05)            (.04)            (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.47)            (.47)            (.47)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.25            $8.89            $8.71            $8.46            $8.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (2.01)            7.75             8.71             6.81            10.07
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,754,624       $3,073,178       $3,087,795       $3,149,797       $3,168,277
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .77              .77              .74              .74              .74
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.85             5.06             5.20             5.60             5.86
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              13.91            30.88            23.51            29.47            47.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                      Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.88            $8.70            $8.45            $8.37            $8.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .36(c)           .39(c)           .39              .42              .42
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.58)             .21              .27              .07              .32
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.22)             .60              .66              .49              .74
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.37)            (.38)            (.39)            (.41)            (.42)(d)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.05)            (.04)            (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.42)            (.41)            (.41)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.24            $8.88            $8.70            $8.45            $8.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (2.65)            7.05             8.02             5.99             9.47
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $616,446         $641,686         $573,309         $510,394         $416,367
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.42             1.42             1.39             1.39             1.39
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.21             4.41             4.54             4.94             5.17
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              13.91            30.88            23.51            29.47            47.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          July 26, 1999+
operating performance                                                                                             to September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.47
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .04(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.14)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.07)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.26
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (1.70)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $1,018
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .29*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                 .81*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  13.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           Feb. 14, 1995+
operating performance                                                Year ended September 30                         to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.88            $8.70            $8.45            $8.36            $8.13
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .38(c)           .41(c)           .42              .45              .29
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.57)             .22              .27              .08              .24
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.19)             .63              .69              .53              .53
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.40)            (.41)            (.42)            (.44)            (.30)(d)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.05)            (.04)            (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.45)            (.45)            (.44)            (.44)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.24            $8.88            $8.70            $8.45            $8.36
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (2.31)            7.43             8.39             6.48             6.56*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $15,318          $14,986          $13,898           $9,149           $4,108
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.07             1.07             1.04             1.04              .69*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.56             4.76             4.92             5.24             3.52*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              13.91            30.88            23.51            29.47            47.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.



Notes to financial statements
September 30, 1999

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year months ended September 30, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, current year straddle loss deferrals and Sec. 1256 futures marked to market and accretion/amortization adjustments. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1999, the fund reclassified $3,780,160 to decrease undistributed net investment income and $3,684,476 to increase paid-in-capital, with a decrease of distributions in excess of net realized gains on investments of $95,684. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1999, fund expenses were reduced by $242,028 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,712 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $232,131 and $3,293 from the sale of class A and class M shares, respectively and received $1,290,270 and no monies in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $25,044 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $500,386,503 and $585,357,648, respectively. Purchases and sales of short-term municipal obligations aggregated $337,885,000 and $347,535,000 respectively.

Note 4
Capital shares

At September 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     34,043,617      $ 294,035,932
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,287,889         80,283,664
-----------------------------------------------------------------------------
                                                43,331,506        374,319,596

Shares
repurchased                                    (55,252,585)      (475,786,481)
-----------------------------------------------------------------------------
Net decrease                                   (11,921,079)     $(101,466,885)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     27,255,104       $238,598,726
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,363,957         82,108,906
-----------------------------------------------------------------------------
                                                36,619,061        320,707,632

Shares
repurchased                                    (45,556,769)      (398,786,047)
-----------------------------------------------------------------------------
Net decrease                                    (8,937,708)      $(78,078,415)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,340,402       $107,145,509
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,050,990         17,706,479
-----------------------------------------------------------------------------
                                                14,391,392        124,851,988

Shares
repurchased                                    (11,868,943)      (101,944,941)
-----------------------------------------------------------------------------
Net increase                                     2,522,449       $ 22,907,047
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,991,389       $122,518,926
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,829,737         16,028,898
-----------------------------------------------------------------------------
                                                15,821,126        138,547,824

Shares
repurchased                                     (9,479,611)       (82,954,732)
-----------------------------------------------------------------------------
Net increase                                     6,341,515       $ 55,593,092
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                        to September 30, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        123,087         $1,018,164
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          198              1,636
-----------------------------------------------------------------------------
                                                   123,285          1,019,800

Shares
repurchased                                           (118)              (979)
-----------------------------------------------------------------------------
Net increase                                       123,167         $1,018,821
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     15,730,155       $134,521,486
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       71,587            617,194
-----------------------------------------------------------------------------
                                                15,801,742        135,138,680

Shares
repurchased                                    (15,630,504)      (133,642,599)
-----------------------------------------------------------------------------
Net increase                                       171,238       $  1,496,081
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        640,409         $5,607,163
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       57,444            503,211
-----------------------------------------------------------------------------
                                                   697,853          6,110,374

Shares
repurchased                                       (608,320)        (5,323,803)
-----------------------------------------------------------------------------
Net increase                                        89,533         $  786,571
-----------------------------------------------------------------------------

Note 5 (Unaudited)
Change in independent accountants

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $4,121,373 as capital gain, for its taxable year ended September 30, 1999.

The fund has designated 98.95% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

    Check your account balances and current performance at www.putnaminv.com.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN045 56141 027/337/677 11/99